THE ADVISORS' INNER CIRCLE FUND

                  HARVEST FUNDS INTERMEDIATE BOND (THE "FUND")

                      SUPPLEMENT DATED SEPTEMBER 11, 2015
                                     TO THE
                  SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS,
                             EACH DATED MAY 1, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS, AND SHOULD BE READ IN
       CONJUNCTION WITH THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS.

Effective immediately, the second sentence of the first paragraph under the heading "Principal Investment Strategy" on page 4 of the Summary Prospectus and page 13 of the Statutory Prospectus is deleted and replaced with the following:

The Fund invests primarily in fixed income securities issued by corporations and governments, including the agencies and instrumentalities of governments, located in the China and Asian region and that are denominated in U.S. dollars, Euro or Renminbi, the official currency of the People's Republic of China ("PRC"). To a lesser extent, the Fund may invest in fixed income securities of such issuers that are located in countries other than those in the China and Asian region or that are denominated in currencies other than the U.S. dollar, Euro or Renminbi. Countries in the China and Asian region include Hong Kong, Taiwan, South Korea, Malaysia, Singapore, Thailand, Philippines, Indonesia, India, Mongolia, Vietnam, and Sri Lanka.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 HGI-SK-003-0100